UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 29, 2016

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 29, 2016, Zynga Inc. (“Zynga”) entered into an offer letter with Frank Gibeau as described in Item 5.02 below, which description shall be incorporated into this Item 1.01. A copy of the offer letter is attached to this report as Exhibit 10.1 and incorporated herein by reference.

February 29, 2016, Zynga entered into an offer letter with Mark Pincus as described in Item 5.02 below, which description shall be incorporated into this Item 1.01. A copy of the offer letter is attached to this report as Exhibit 10.2 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Appointment of Chief Executive Officer

The Board of Directors of Zynga (the “Board”) appointed Mr. Gibeau, 47, a member of the Board, as Chief Executive Officer, with his start date effective no later than March 7, 2016 (the “Start Date”). There are no arrangements or understandings between Mr. Gibeau and any other persons pursuant to which he was appointed as an executive officer. Mr. Gibeau will remain a member of the Product Committee of the Board.

Mr. Gibeau is a mobile, PC and console gaming industry veteran, with 25 years of experience in interactive entertainment.

Mr. Gibeau spent more than two decades at Electronic Arts Inc., where he held a number of influential business and product leadership roles. Most recently he served as the Executive Vice President of EA Mobile from October 2013 to May 2015, where he led strategy, product development and publishing for the company’s fast-growing mobile games business. In that role, Mr. Gibeau managed EA’s portfolio of popular mobile franchises including The Simpsons: Tapped Out, Plants vs. Zombies, Real Racing, Bejeweled, Star Wars, Minions, SimCity, EA SPORTS, and The Sims. He also spearheaded the creation of new mobile intellectual property and platform technology, as well as EA’s Chillingo publishing operation.

Prior to that, Mr. Gibeau was President of EA Labels from 2011 to 2013, where he oversaw IP development, worldwide product management and marketing for major console and PC properties including Battlefield, FIFA, Madden NFL, Need for Speed, SimCity, Star Wars: The Old Republic, Mass Effect, Dragon Age and The Sims. He also spent four years, from 2008 to 2011, as the President of the EA Games Label, where he was responsible for a business turnaround that resulted in increased product quality, on time game delivery and dramatically reduced costs. Before that, Mr. Gibeau acted as EA’s Executive Vice President and General Manager of The Americas, where he was directly responsible for a publishing operation that accounted for more than $1.5 billion of EA’s annual revenue. While at EA, Mr. Gibeau also served as Executive Producer of the major motion picture “Need For Speed,” which was released in 2014.

Mr. Gibeau is currently a director of Graphiq, a data visualization company, and the Vice Chairman of the Corporate Advisory Board for the Marshall School of Business at the University of Southern California. He previously served on the Board of Directors of Cooliris, an Internet technology company. Mr. Gibeau received a Bachelor of Science in Business Administration from the University of Southern California and a Masters of Business Administration from Santa Clara University.

There are no family relationships between Mr. Gibeau and any director or executive officer of Zynga, and Mr. Gibeau has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Offer Letter and Terms

In connection with the appointment of Mr. Gibeau to serve as Zynga’s Chief Executive Officer, Zynga entered into an offer letter dated February 29, 2016 (the “Gibeau Offer Letter”) with Mr. Gibeau. The Gibeau Offer Letter has no specified term, and Mr. Gibeau’s employment with Zynga will be on an at-will basis. Mr. Gibeau’s employment with Zynga commences on the Start Date, and he will report to the Board.

Base Salary and Bonus. Mr. Gibeau will receive an annual base salary of $1,000,000, subject to periodic review and adjustment for increases but not decreases, in accordance with Zynga’s then-current policies. Mr. Gibeau will be eligible to participate in Zynga’s performance bonus plan for executive officers, with a target bonus amount equal to 100% of his annual base salary and a maximum bonus amount of 200% his annual base salary. For fiscal year 2016, Mr. Gibeau will receive a guaranteed minimum annual bonus equal to 100% of his annual base salary, pro-rated for the number of days he works for Zynga in 2016. For fiscal years after 2016, the actual amount of the annual bonus will be determined by the Compensation Committee of the Board in its sole discretion and be based upon its assessment of each of Zynga’s and Mr. Gibeau’s achievement of performance conditions during the applicable fiscal year.

Equity Awards—Restricted Stock Units and Stock Options. Mr. Gibeau will receive (i) a grant of 8,098,592 restricted stock units (the “ZSUs”) representing the opportunity to acquire 8,098,592 shares of Class A common stock of Zynga, and (ii) a stock option award to purchase 5,000,000 shares of Class A common stock of Zynga (the “Options” and together with the ZSUs, the “Equity Awards”). The ZSUs were granted contemporaneously with the execution of the Gibeau Offer Letter and the Options will be granted on March 4, 2016. Subject to Mr. Gibeau’s remaining employed by Zynga, the Equity Awards will vest over five years, with the first 5% vesting on June 15, 2016 and an additional 5% vesting every three months thereafter until fully vested.

Accelerated Vesting upon Change in Control. Upon a change in control of Zynga (as described in the Gibeau Offer Letter), 25% of the portion of the then unvested Equity Awards will accelerate and vest in full. In the event of a change in control of Zynga where the successor corporation does not assume the Equity Awards or substitute the Equity Awards for substantially similar awards with the same or a more favorable vesting schedule, then the Equity Awards will accelerate and vest in full.

Severance Payments and Benefits. If Zynga terminates Mr. Gibeau’s employment without cause, if Mr. Gibeau resigns in a constructive termination, or if Mr. Gibeau’s employment ceases due to his death or disability (each as described in the Gibeau Offer Letter), Zynga will pay him severance benefits including, among other things, (i) a separation payment equal to one times his annual salary plus the amount of his target bonus for the fiscal year in which the termination occurred, pro rated for the number of days he worked for Zynga in such fiscal year (paid in a lump sum), (ii) accelerated vesting of the Equity Awards that would have vested in the one year period following such termination and (iii) in the event of a termination without cause or resignation in a constructive termination, COBRA premiums for up to 12 months following termination. If Zynga terminates Mr. Gibeau’s employment without cause or if Mr. Gibeau resigns in a constructive termination, in either case during the 30-day period immediately preceding a change in control of Zynga or 18-month period following a such a change in control, Mr. Gibeau will receive severance benefits including, among other things, (i) a separation payment equal to two times his annual salary plus an amount that is two times his target bonus for the fiscal year in which the termination occurred plus the amount of his target bonus for such fiscal year, pro rated for the number of days he worked for Zynga in such fiscal year (paid in a lump sum), (ii) accelerated vesting of all unvested Equity Awards and (iii) COBRA premiums for up to 18 months following termination. Mr. Gibeau must execute a release of claims against Zynga as a condition to receiving any of the severance payments and benefits, and following a termination without cause or resignation in a constructive termination, Mr. Gibeau’s unexercised, vested Options will terminate and no longer be exercisable three months following such termination or resignation.

Other Benefits and Terms. Mr. Gibeau will be eligible to participate in the health insurance and benefit programs generally available to senior executives of Zynga. However, Mr. Gibeau will not be eligible to participate in Zynga’s Change in Control Severance Benefit Plan. If any payments or benefits to Mr. Gibeau would result in an “excess parachute payment” within the meaning of Section 280G(b)(i) of the Internal Revenue Code, such payments and benefits will be reduced so as not to incur the tax and make Mr. Gibeau’s after-tax amount the greatest.

Mr. Gibeau’s bonuses and equity grants will be subject to Zynga’s executive compensation recoupment policies as in effect from time to time.

The foregoing description of the Gibeau Offer Letter is qualified in its entirety by reference to the full text of the Gibeau Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As a member of the Board, Mr. Gibeau is currently party to Zynga’s standard form indemnification agreement, which is filed as Exhibit 10.6 to Zynga’s Registration Statement on Form S-1 filed on November 17, 2011 and is incorporated by reference herein.

(b) Appointment of Executive Chairman & Resignation of Prior Chief Executive Officer

The Board appointed Mr. Pincus, 50, Zynga’s Chairman of the Board, as Executive Chairman, with his start date effective on the Start Date. As Executive Chairman, Mr. Pincus will be an officer of Zynga and report to the Board. Concurrent with his appointment as Executive Chairman and the appointment of Mr. Gibeau as Chief Executive Officer, Mr. Pincus will resign as Chief Executive Officer of Zynga. Mr. Pincus will remain a member of the Product Committee of the Board.

Mr. Pincus is Zynga’s Founder and served as Chief Executive Officer from April 2007 to July 2013 and again from April 2015 to the Start Date. In addition, he served as Chief Product Officer from April 2007 to April 2014 and has served as Chairman of the Board since April 2007.

In 2014, Mr. Pincus founded superlabs, a product lab focused on developing products that connect and empower people, which was later acquired by Zynga in 2015. Mr. Pincus also founded Zynga.org in 2009, a non-profit organization dedicated to using social games for social good. In 2003, he launched Tribe.net, one of the first social networks in the industry. He served as Chief Executive Officer and Chairman of tribe.net from 2003-2007. From 1997 to 2000, he served as Chairman of Support.com, Inc. (NASDAQ: SPRT), a help desk automation software company he founded, and he served as its Chief Executive Officer and President from December 1997 to July 1999. From 1996 to 1997, he served as Chief Executive Officer of FreeLoader, Inc., a web-based news company he founded. He holds an M.B.A. from Harvard Business School and a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business.

There are no family relationships between Mr. Pincus and any director or executive officer of Zynga, and Mr. Pincus has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Offer Letter and Terms

In connection with the appointment of Mr. Pincus to serve as Zynga’s Executive Chairman, Zynga entered into an offer letter dated as of February 29, 2016 (the “Pincus Offer Letter”) with Mr. Pincus. Mr. Pincus will receive an annual salary of $1 in connection with his appointment as Executive Chairman, and the compensation and benefits terms provided to him under the Pincus Offer Letter are the same as those provided to him during his tenure as Chief Executive Officer from April 2015 to the Start Date. The foregoing description of the Pincus Offer Letter is qualified in its entirety by reference to the full text of the Pincus Offer Letter, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

As a member of the Board and officer of Zynga, Mr. Pincus is currently party to Zynga’s standard form indemnification agreement, which is filed as Exhibit 10.6 to Zynga’s Registration Statement on Form S-1 filed on November 17, 2011 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2016, the Board approved amended and restated bylaws (the “Second Amended and Restated Bylaws”) of Zynga to allow the chairperson of the Board to be an officer of Zynga. The foregoing summary of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On March 1, 2016, Zynga issued a press release relating to the change in management. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 1, 2016, Zynga posted to the Zynga Company Blog (http://blog.zynga.com) a blog post relating to the change in management. The blog post is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Zynga Inc.

10.1	Offer Letter, between Zynga Inc. and Frank Gibeau, dated February 29, 2016.

10.2	Offer Letter, between Zynga Inc. and Mark Pincus, dated February 29, 2016.

99.1	Press release issued by Zynga Inc., dated March 1, 2016.

99.2	Zynga Blog Post, posted on March 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: March 1, 2016	By:	/s/ Devang Shah
Devang Shah
General Counsel, Secretary and Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Zynga Inc.

10.1	Offer Letter, between Zynga Inc. and Frank Gibeau, dated February 29, 2016.

10.2	Offer Letter, between Zynga Inc. and Mark Pincus, dated February 29, 2016.

99.1	Press release issued by Zynga Inc., dated March 1, 2016.

99.2	Zynga Blog Post, posted on March 1, 2016.